                                   EXHIBIT 24

                               POWERS OF ATTORNEY


         Each person whose signature appears below hereby authorizes Richard W. Parod, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, the Registration Statement on Form S-8 for the Lindsay Manufacturing Co. 2006 Long-Term Incentive Plan and any post-effective amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

             SIGNATURE                                      TITLE                               DATE
             ---------                                      -----                               ----
/s/ Richard W. Parod                            Director, President and Chief             February 6, 2006
----------------------------------              Executive Officer
Richard W. Parod

/s/ David B. Downing                            Chief Financial Officer, Treasurer,       February 6, 2006
----------------------------------              Secretary, Vice President-Finance
David B. Downing

/s/ Howard G. Buffett                           Director                                  February 6, 2006
----------------------------------
Howard G. Buffett

/s/ Michael N. Christodolou                     Director and Chairman of the Board        February 6, 2006
----------------------------------
Michael N. Christodolou

/s/ Larry H. Cunningham                         Director                                  February 6, 2006
----------------------------------
Larry H. Cunningham

/s/ William F. Welsh II                         Director                                  February 6, 2006
----------------------------------
William F. Welsh II

/s/ J. David McIntosh                           Director                                  February 6, 2006
----------------------------------
J. David McIntosh

/s/ Michael C. Nahl                             Director                                  February 6, 2006
----------------------------------
Michael C. Nahl